Series A Notes, Net Of Current Maturities	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Series A Notes, Net Of Current Maturities	SERIES A NOTES, NET OF CURRENT MATURITIES

	December 31,
	2020	2019
Series A Notes	$—	$60,764
Less – Current maturities	—	(61,977)
Carrying amount adjustments on Series A Notes (*)	—	1,167
Premium on Series A Notes, net	—	46
	$—	$—

(*)    As a result of fair value hedge accounting, described below and in Notes 2Y and 2AA, the carrying amount of the Series A Notes is adjusted for changes in the interest rates.

In June 2010, the Company issued Series A Notes in the aggregate principal amount of NIS 1.1 billion (approximately $283,000), payable in 10 equal annual installments on June 30 of each of the years 2011 through 2020. The Series A Notes bore a fixed interest rate of 4.84% per annum, payable on June 30 and December 30 of each of the years 2010 through 2020 (the first interest payment was made on December 30, 2010, and the last interest payment was made in June 30, 2020). Debt issuance costs were approximately $2,530, of which $2,164 were allocated to the Series A Notes discount, and $366 were allocated to deferred issuance costs and were amortized as financial expenses over the term of the Series A Notes that became due in 2020.

In March 2012, the Company issued additional Series A Notes in the aggregate principal amount of NIS 807 million (approximately $217,420). The immediate gross proceeds received by the Company for the issuance of the March 2012 Series A Notes were approximately NIS 831 million (approximately $224,000). Debt issuance costs were approximately $2,010, of which $1,795 was allocated to the Series A Notes discount, and $215 was allocated to deferred issuance costs and were amortized as financial expenses over the term of the Series A Notes that became due in 2020. The premium was approximately $3,675 and was amortized as financial income over the term of the Series A Notes that became due in December 2020.

In May 2012, the Company issued additional Series A Notes in an aggregate principal amount of NIS 92 million (approximately $24,407) through a private placement to Israeli institutional investors. The immediate gross proceeds received by the Company for the issuance of the May 2012 Series A Notes were approximately NIS 95 million (approximately $24,900). Debt issuance costs were approximately $94. These costs were allocated to deferred issuance costs and were amortized as financial expenses over the term of the Series A Notes that became due in 2020. The premium was approximately $260 and was amortized as financial income over the term of the Series A Notes that became due in December 2020.

The 2010 Series A Notes together with the 2012 Series A Notes formed one single series with the same terms and conditions.

During the years ended December 31, 2020, 2019 and 2018, the Company recorded $1,060, $3,740 and $5,480, respectively, as interest expenses and $46, $93 and $93, respectively, as amortization of debt issuance costs and premium, net, on the Series A Notes.